UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2009

DELANCO BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-52517	36-4519533
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 461-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

On March 4, 2009, Delanco Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Delanco Federal Savings Bank (the “Bank”), appointed James E. Igo as President and Chief Executive Officer effective immediately.  Mr. Igo previously served as Executive Vice President and Chief Operating Officer of the Company and the Bank.  Eva Modi, who currently serves as Vice President – Accounting has been appointed Chief Financial Officer, subject to approval of the Office of Thrift Supervision.  Douglas R. Allen, Jr., who previously served as President, Chief Executive Officer and Chief Financial Officer, has been offered the position of Senior Vice President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC. (Registrant)

Date: March 5, 2009	By:	/s/ James E. Igo
James E. Igo
President and Chief Executive Officer